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                                                                   Exhibit 10.27

     THIS GUARANTY is made and entered into by Ronald W. Wegmann (the "Guarantor"), for the benefit of Astea International Inc. ("Lender") in connection with the purchase by Vertical Solutions, Inc. ("Borrower") of certain assets from Lender pursuant to a Transfer of Rights Agreement dated December 31, 1999 (the "Transfer Agreement") with payment for such assets represented by a Promissory Note dated December 31, 1999 in the original principal amount of $1,100,000 (the "Note") between Lender and Borrower.

     1.   OBLIGOR.  "Obligor" means Vertical Solutions, Inc.

     2. OBLIGATIONS. The "Obligations" means all existing and hereafter incurred or arising indebtedness, obligations and liabilities of Obligor to the Lender, whether absolute or contingent, direct or indirect, and arising out of or in connection with the Note or the Transfer Agreement, and includes, without limitation, all matured and unmatured indebtedness, obligations and liabilities of Obligor under or in connection with the Note or the Transfer Agreement, including without limitation all interest, expenses, costs (including collection costs) and fees (including reasonable attorney's fees and prepayment fees) incurred, arising or accruing (whether prior or subsequent to the filing of any bankruptcy petition by or against Obligor) under or in connection with any of the foregoing.

     3. UNCONDITIONAL GUARANTY. In consideration of any existing Obligations and any Obligations which may hereafter arise or be incurred, Guarantor, intending to be legally bound, absolutely and unconditionally guaranties to Lender the Obligor's payment, performance and satisfaction when due (whether by stated maturity, demand, acceleration or otherwise) of all Obligations. The obligations of the Guarantor hereunder shall continue in full force and effect irrespective of the validity, legality or enforceability of any agreements, notes or documents pursuant to which any of the Obligations arise, or the existence, value or condition of any collateral for any of the Obligations, or of any other guaranty of the Obligations, or any other circumstance which might otherwise constitute a legal or equitable discharge of a surety or guarantor.

     4. COST OF ENFORCEMENT. Guarantor agrees to pay Lender all costs and expenses (including reasonable attorney's fees) at any time incurred by Lender in the enforcement of this Guaranty against such Guarantor.

     5. PAYMENT BY GUARANTOR. If Obligor fails to make any payment of the Obligations, payment by Guarantor is due upon demand by Lender and is payable in immediately available funds in lawful money of the United States of America.

     6. RELEASE OF GUARANTOR'S LIABILITY. Notwithstanding anything, including the provisions of Paragraph 3 of this Guaranty, but subject to the provisions of Paragraph 11 of this Guaranty, Guarantor shall be released of all liability under this Guaranty upon the payment by Guarantor or Obligor, in cash, of the amount of the Obligations.

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     7.   CONTINUING GUARANTY.  This Guaranty shall continue in full force and effect with respect to Guarantor and may not be revoked until all existing Obligations and all Obligations hereafter incurred or arising have been paid, performed and satisfied in full.

     8. WAIVERS AND CONSENTS BY GUARANTOR. Guarantor unconditionally consents to, and waives as a defense to liability hereunder, each of the following: (a) any waiver, inaction, delay or lack of diligence by Lender in enforcing its rights against Obligor or in any property, or the unenforceability of any such rights, including any failure to perfect, protect or preserve any lien or security interest which may be intended directly or indirectly to secure any of the Obligations, and the absence of notice thereof to Guarantor, (b) the absence of any notice of the incurrence or existence of any Obligation, (c) any action, and the absence of notice thereof to Guarantor, taken by Lender or Obligor with respect to any of the Obligations, including any release, subordination or substitution of any collateral or release, termination, compromise, modification or amendment of any instrument executed by or applicable to Obligor or of any claim, right or remedy against Obligor or any property, (d) any impairment of Guarantor's right to reimbursement by way of subrogation, indemnification or contribution, (e) any other action taken or omitted by Lender in good faith with respect to the Obligations, (f) the absence or inadequacy of any formalities of every kind in connection with enforcement of the Obligations, including presentment, demand, notice and protest, (g) the waiver of any rights of Lender under or any action taken or omitted by Lender with respect to any other guaranty of the Obligations and (h) all defenses arising out of suretyship.

     9. OTHER AGREEMENTS BY GUARANTOR. Guarantor agrees that there shall be no requirement that Lender document its acceptance of this Guaranty, evidence its reliance thereon, or that Lender take any action against any person or any property prior to taking action against Guarantor. Guarantor further agrees that Lender's rights and remedies hereunder shall not be impaired or subject to any stay, suspension or other delay as a result of Obligor's insolvency or as a result of any proceeding applicable to Obligor or Obligor's property under any bankruptcy or insolvency law. Guarantor also agrees that payments and other reductions on the Obligations may be applied to such of the Obligations and in such order as Lender may elect.

     10. SUBROGATION AND SIMILAR RIGHTS. Guarantor will not exercise any rights with respect to Lender or Obligor related to or acquired in connection with or as a result of Guarantor's making of this Guaranty which Guarantor may acquire by way of subrogation, indemnification or contribution, by reason of payment made by Guarantor hereunder or otherwise, until after the date on which all of the Obligations shall have been satisfied in full. Until such time any such rights against Obligor shall be fully subordinate in lien and payment to any claim in connection with the Obligations which Lender now or hereafter has against Obligor. If any amount shall be paid to Guarantor on account of such subrogation, indemnification or contribution at any time when all of the Obligations and all other expenses guaranteed pursuant hereto shall not have been paid in full, such amount shall be held in trust for the benefit of Lender, shall be segregated from the other funds of Guarantor and shall forthwith be paid over to

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Lender to be applied in whole or in part by Lender against the Obligations, whether matured or unmatured, in such order as the Lender shall determine in its sole discretion. If Guarantor shall make payment to the Lender of all or any portion of the Obligations and all of the Obligations shall be paid in full, Guarantor's right of subrogation shall be without recourse to and without any implied warranties by Lender and shall remain fully subject and subordinate to Lender's right to collect any other amounts which may thereafter become due to the Lender by Obligor in connection with the Obligations.

     11. REINSTATEMENT OF LIABILITY. If any claim is made upon the Lender for repayment or recovery of any amount or amounts received by Lender in payment or on account of any Obligations and Lender repays all or part of said amount by reason of (a) any judgment, decree or order of any court or administrative body having jurisdiction over the Lender or any of its property, or (b) any settlement or compromise in good faith with any such claimant (including Obligor), then and in such event Guarantor agrees that any such judgment, decree, order, settlement or compromise shall be binding upon Guarantor, notwithstanding any termination hereof or the cancellation of any note or other instrument evidencing any Obligation, and Guarantor shall remain liable to the Lender hereunder for the amount so repaid or recovered to the same extent as if such amount had never originally been received by Lender.

     12. SECURITY INTEREST. Guarantor hereby assigns to the Lender a security interest in any balance or assets in any deposit or other account of Guarantor in or with the Lender whenever and so long as any of the Obligations shall be outstanding and unpaid, and agrees that the security interest hereby granted shall be independent of the right of setoff.

     13. FINANCIAL INFORMATION ON GUARANTOR. Guarantor hereby agrees to provide the Lender with such information on the business affairs and financial condition of Guarantor as the Lender from time to time may reasonably request. Guarantor further agrees to notify the Lender of any change in the address of Guarantor. In the event that Guarantor fails to comply with a request for information as herein agreed, within thirty (30) days after receipt of the request, Guarantor upon demand by the Lender agrees to purchase from the Lender without representation, warranty or recourse the Obligations and to pay therefor the unpaid principal amount of all such Obligations, including interest thereon to the date of purchase.

     14. EFFECT OF OTHER AGREEMENTS. The provisions of this Guaranty are cumulative and concurrent with Lender's rights and remedies against Guarantor under any existing or future agreement pertaining or evidencing any of the Obligations. No such additional agreement shall be deemed a modification or waiver hereof unless expressly so agreed by Lender in writing. If Lender holds any other guaranty or surety agreement applicable to any of the Obligations, the liability of Guarantor hereunder shall be joint and several with each party obligated on such other guaranty or surety agreement, unless otherwise agreed by Lender in writing.

     15. GUARANTOR'S ADDRESS. Guarantor warrants and represents that the address set forth on the signature page hereof is Guarantor's correct mailing address and agrees

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immediately to notify Lender in the event of any change therein.

     16.  MISCELLANEOUS.

          (a) No amendment of any provision of this Guaranty shall be effective unless it is in writing and signed by Lender and Guarantor, and no waiver of any provisions of this Guaranty, and no waiver or consent to any departure by any Guarantor therefrom, shall be effective unless it is in writing and signed by Lender, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

          (b) Any provision of this Guaranty which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or affecting the validity or enforceability of such provisions in any other jurisdiction.

          (c) The obligations of Guarantor hereunder shall not be subject to any counterclaim, setoff, deduction or defense based upon any related or unrelated claim which Guarantor may now or hereafter have against Lender or any Obligor, except payment of the Obligations.

          (d) This Guaranty shall (i) be binding on each Guarantor, his or her personal representatives, heirs, estate, successors, transferees and assigns, and (ii) inure, together with all rights and remedies of Lender hereunder, to the benefit of the Lender and its successors, transferees and assigns. Notwithstanding the foregoing clause (i), none of the rights or obligations of Guarantor hereunder may be assigned or otherwise transferred without the prior written consent of the Lender.

          (e) This Guaranty shall be governed by and construed in accordance with the internal laws, and not the law of conflicts, of the Commonwealth of Pennsylvania.

     17. CONSENT TO JURISDICTION AND VENUE. IN ANY LEGAL PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER ARISING OUT OF OR RELATED TO THIS GUARANTY OR THE RELATIONSHIP EVIDENCED HEREBY, EACH UNDERSIGNED PARTY HEREBY IRREVOCABLY SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED IN ANY COUNTY IN THE COMMONWEALTH OF PENNSYLVANIA WHERE LENDER MAINTAINS AN OFFICE AND AGREES NOT TO RAISE ANY OBJECTION TO SUCH JURISDICTION OR TO THE LAYING OR MAINTAINING OF THE VENUE OF ANY SUCH PROCEEDING IN SUCH COUNTY. EACH UNDERSIGNED PARTY AGREES THAT SERVICE OF PROCESS IN ANY SUCH PROCEEDING MAY BE DULY EFFECTED UPON IT, HIM OR HER BY MAILING A COPY THEREOF, BY REGISTERED MAIL, POSTAGE PREPAID, TO SUCH UNDERSIGNED PARTY.

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     18.  WAIVER OF JURY TRIAL. EACH UNDERSIGNED PARTY HEREBY WAIVES, AND LENDER
BY ITS ACCEPTANCE HEREOF THEREBY WAIVES, TRIAL BY JURY IN ANY LEGAL PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER SOUNDING IN TORT,
CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF OR RELATED TO THIS GUARANTY OR THE RELATIONSHIP EVIDENCED HEREBY. THIS PROVISION IS A MATERIAL INDUCEMENT FOR LENDER TO ENTER INTO, ACCEPT OR RELY UPON THIS GUARANTY.

     IN WITNESS WHEREOF, Guarantor has executed this Guaranty under seal as of the 31st day of December, 1999.



Witness:________________________    ____________________________
                                    Ronald W. Wegmann

                         Address:   _____________________

                                    _____________________

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